FIRST OMNIBUS AMENDMENT

          THIS FIRST OMNIBUS AMENDMENT, dated as of March 31, 1996, is made and entered into among (i) Jefferson Smurfit Corporation (U.S.), a Delaware Corporation ("JSC(US)"),(ii) Jefferson Smurfit Finance Corporation, a Delaware corporation ("Finco"), (iii) the undersigned financial institutions, including Bankers Trust Company, in their capacities as banks under the Liquidity Agreement (collectively, the "Banks" and each individually, a "Bank"), (iv) Bankers Trust Company, as Facility Agent, and (v) Bank Brussels Lambert, New York Branch (the "Term Bank").



                        W I T N E S E T H


          WHEREAS, JSC(US) and Finco have entered into that certain Receivables Purchase and Sale Agreement dated as of February 23, 1995 (the "Receivables Purchase and Sale
Agreement"), and desire that the Receivables Purchase and Sale
Agreement be amended in the manner described herein;

          WHEREAS, Finco, the financial institutions parties thereto as Banks, Bankers Trust Company as Collateral Agent and Bankers Trust Company as Facility Agent have entered into that certain Liquidity Agreement dated as of February 23, 1995 (the "Liquidity Agreement"), and desire that the Liquidity Agreement be amended in the manner described herein;

          WHEREAS, Finco and the Term Bank have entered into that certain Term Loan Agreement dated as of February 23, 1995 (the
"Term Loan Agreement"), and desire that the Term Loan Agreement be amended in the manner described herein;

          NOW, THEREFORE, in consideration of the premises, the Seller, the Servicer, Finco, the Facility Agent, the Majority
Banks and the Term  Bank hereby agree as follows:

     1. All terms used herein which are not otherwise defined herein shall have the meanings given such terms in Annex I to the Liquidity Agreement.

     2.   The definition of "Adjusted Required Reserve Ratio" in
Annex I to the Receivables Purchase and Sale Agreement, the
Liquidity Agreement and the Term Loan Agreement is amended to read as follows:

          "Adjusted Required Reserve Ratio" shall mean, as of any date, (a) 1% plus (b) 20% of the sum of the Loss Reserve Ratio (used in calculating the Base Amount) and the Dilution Reserve Ratio (used in calculating the Base Amount) which are then in effect.

     3. The definition of "Applicable Reserve Ratio" in Annex I to the Receivables Purchase and Sale Agreement, the Liquidity
Agreement and the Term Loan Agreement is amended to read as follows:

          "Applicable Reserve Ratio" shall mean, at any time, an amount calculated in the then effective Settlement Statement to be 1% plus the greatest of:

               (a)  the Minimum Required Reserve Ratio; or

               (b)  the sum of the Required Reserve Ratios
          calculated in such Settlement Statement;

     provided, however, that from and after any Settlement Date until the next Settlement Date, the Applicable Reserve Ratio shall mean the greater of the above percentage or the sum of the Required Reserve Ratios as calculated in the most recently delivered Settlement Statement.

     4. Annex I to the Receivables Purchase and Sale Agreement, the Liquidity Agreement and the Term Loan Agreement is amended by inserting the following immediately after the definition of "Approved Delegate":

          "Approved Obligor" shall, subject to satisfaction of the Rating Agency Condition, mean The Times Mirror Company and its successors, so long as such Person has a short-term senior debt rating from S&P of A-1 or better or a long-term senior debt rating from S&P of A or better.

     5.   The definition of "Excess Concentration Balance" in
Annex I to the Receivables Purchase and Sale Agreement, the
Liquidity Agreement and the Term Loan Agreement is amended to read as follows:

          "Excess Concentration Balance" shall mean, on any day and with respect to any Obligor and its consolidated Affiliates, the aggregate Outstanding Balances of otherwise Eligible Receivables due from such Obligor and (without duplication) its consolidated Affiliates which, expressed as a percentage of the aggregate Outstanding Balances of all Eligible Receivables, exceeds (i) 4.5% with respect to Obligors (other than the Approved Obligor) having a short-term senior debt rating from S&P of A-3 or better or a long-term senior debt rating from S&P of BBB- or better, (ii) 2.25% with respect to Obligors (other than the Approved Obligor) not rated or having a short-term senior debt rating from S&P of less than A-3 or a long-term senior debt rating from S&P of less than BBB-, or (iii) 12.5% with respect to the Approved Obligor. For purposes of the foregoing, the rating to be associated with any Obligor shall be the lowest short-term or actual or implied long-term senior debt rating that is in effect for such Obligor or such Obligor's corporate parent. Finco may, by notice thereof in any Settlement Statement (and after satisfying the Rating Agency Condition) increase or decrease any of the percentages above (each of the percentages above being herein called a "Benchmark Percentage") for all subsequent Collection Periods (until further changed in accordance with the terms hereof). Any such change to a Benchmark Percentage shall result in a corresponding change to the Excess Concentration Factor, and hence in the Minimum Required Reserve Ratio, as set forth in the definitions thereof.

     6. Annex I to the Receivables Purchase and Sale Agreement, the Liquidity Agreement and the Term Loan Agreement is amended by inserting the following immediately after the definition of "Excess Foreign Obligor Balances":

          "Excess Newsprint Balances" shall mean, as of any date, the dollar amount by which the result of

               (i)  the aggregate Outstanding Balances of
          Eligible Receivables that are Newsprint Receivables
          (expressed as a percentage of the Outstanding Balances of all Eligible Receivables), minus

               (ii) the Excess Concentration Balances of the related Obligors (expressed as a percentage of the Outstanding Balances of all Eligible Receivables),

     exceeds the twenty percent (20%) of the aggregate
     Outstanding Balances of all Eligible Receivables as of such date.

     7. The definition of "Net Eligible Receivables" in Annex I to the Receivables Purchase and Sale Agreement, the Liquidity
Agreement and the Term Loan Agreement is amended to read as follows:

          "Net Eligible Receivables" shall mean the aggregate Outstanding Balances of Eligible Receivables as reported in the most recent Daily Report minus the sum of (i) the aggregate amount of the Excess Concentration Balances for each Obligor and its Consolidated Affiliates then in effect,
     (ii) the Excess Foreign Obligor Balances then in effect,
     (iii) the Excess Canadian Obligor Balances then in effect,
     (iv) the Excess Newsprint Balances then in effect, (v) if the Rating Agency Condition shall have been satisfied with respect to Receivables relating to goods that are being held by the Seller or an Indirect Seller on a Bill and Hold Basis, the Excess Bill and Hold Balance and (vi) the maximum potential cash discount available to such Obligors in accordance with the Credit and Collection Policy, as reported in the most recent Daily Report.

     8. Annex I to the Receivables Purchase and Sale Agreement, the Liquidity Agreement and the Term Loan Agreement is amended by inserting the following immediately after the definition of "Newsprint":

          "Newsprint Receivable" shall mean all indebtedness of an Obligor (whether constituting an account, chattel paper, or a general intangible) arising from the sale of goods, merchandise or the furnishing of services by Newsprint, including all interest or finance charges and other obligations of such Obligor with respect thereto, but excluding in any event any such indebtedness which is not denominated in U.S. Dollars and all Excluded Receivables.

     9. Section 4.02 of the Liquidity Agreement is amended to read as follows:

     Pursuant to Section 9.07 or Section 9.08, Finco shall direct the Collateral Agent to pay to the Facility Agent, for the benefit of the Banks, a facility fee (the "Facility Fee")
     (i) for the period from and including the Effective Date until the Termination Date, equal to three-eighths of one percent (0.375%) per annum on any date prior to April 1, 1996 and one-quarter of one percent (0.25%) per annum on any date on or after April 1, 1996 (in each case, the "Facility Fee Rate") times the Facility Amount, computed on the basis of the actual number of days elapsed (including the first but excluding the day of payment) over a year of 365 or 366 days and (ii) for the period from the Termination Date until the Collection Date, equal to the Facility Fee Rate multiplied by the sum of the Aggregate Loan Amounts plus the Aggregate CP Amount for each day during any Collection Period for which the Facility Fee is being calculated, divided by 365 or 366, as the case may be. The Facility Fee shall be payable monthly in arrears on each Settlement Date with respect to the prior Collection Period and shall be forwarded by the Facility Agent to (i) the Series A Bank based on the available Series A Commitment and the Facility Fee Rate applicable to the Series A Bank's Commitment, and
     (ii) ratably to the Series B Banks according to their Pro Rata Shares of the available Series B Commitment and the Facility Fee Rate applicable to each Series B Bank's Commitment.

     10. Section 2.02(b) of the Term Loan Agreement is amended to read as follows:

     (b) Subject to the provisions of Section 2.02(d), interest shall accrue on the outstanding amount of the Term Loan, if a Eurodollar Loan, at a rate per annum equal to the Eurodollar Rate for the Interest Period relating to such Eurodollar Loans plus the Applicable Margin (as defined below). The "Applicable Margin" shall be 0.9% on any date prior to April 1, 1996 and 0.625% on any date on or after April 1, 1996, provided, that (i) at any time when any Refunding Advances are outstanding and, with respect to which interest thereon is accruing and is paid at a rate greater than the rate applicable to Revolving Advances, the Applicable Margin shall be 1.875%, and (ii) during the Liquidation Period, the Applicable Margin shall be 2.375%. Such rate shall be computed on the basis of the actual number of days elapsed (including the first but excluding the day of payment) over a year of 360 days.

     11. Effectiveness of Amendment. Sections 2 though 8 inclusive of this Amendment shall become effective upon execution of this Agreement by JSC(US), Finco, the Facility Agent, the Required Banks and the Term Bank, and upon satisfaction of the Rating Agency Condition with respect to (a) the designation of Smurfit Newsprint Corporation as an Indirect Seller, (b) the designation of The Times Mirror Company as the Approved Obligor and (c) the amendments to the Receivables Purchase Agreement, the Liquidity Agreement and the Term Loan Agreement effected thereby.

     Section 9 of this Amendment shall become effective upon execution of this Agreement by JSC(US), Finco, the Facility Agent, each Bank and the Term Bank, and upon satisfaction of the Rating Agency Condition with respect to the amendment to the Liquidity Agreement effected thereby.

     Section 10 of this Amendment shall become effective upon execution of this Agreement by JSC(US), Finco and the Term Bank, and upon satisfaction of the Rating Agency Condition with respect to the amendment to the Term Loan Agreement effected thereby.

     12. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     13. Agreements Not Affected. Except as amended by this Amendment, all the provisions of each of the Receivables Purchase and Sale Agreement, the Liquidity Agreement and the Term Loan Agreement shall remain in full force and effect, and from and after the effective date of this Amendment, each such agreement shall be amended in the manner set forth herein.

     14. GOVERNING LAW; CONSENT TO JURISDICTION; WAIVER OF PERSONAL SERVICE AND VENUE; WAIVER OF JURY TRIAL. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES.

          IN WITNESS WHEREOF, the parties hereto have caused this First Omnibus Amendment to be duly executed by their respective officers as of the day and year first above written.

          Pursuant to Section 12.01(c) of the Liquidity
Agreement, the Term Bank hereby consents to the amendments to the Receivables Purchase and Sale Agreement contained in the within First Omnibus Amendment.

          Pursuant to Section 12.01(c) of the Liquidity
Agreement, Series A Banks and Series B Banks comprising the
Majority Banks hereby consent to the amendments to the Receivables Purchase and Sale Agreement, the Term Loan Agreement and the Liquidity Agreement contained in the within First Omnibus
Amendment.



                         JEFFERSON SMURFIT CORPORATION (U.S.)

                         By:  _______(sgd.) Richard P. Marra_____
                         Name:     Richard P. Marra
                         Title:    Assistant Treasurer

                         JEFFERSON SMURFIT FINANCE CORPORATION

                         By:  _______(sgd.) Richard P. Marra_____
                         Name:     Richard P. Marra
                         Title:    Assistant Treasurer

                         BANK BRUSSELS LAMBERT, NEW YORK BRANCH,
                         as Term Bank

                         By:  _______(sgd. Gerrit Verlodt_______
                         Name:  Gerrit Verlodt
                         Title: Senior Vice President


                         By:  ______(sgd. Dominick H.J. Vangae)_
                         Name:   Dominick H.J. Vangae
                         Title:  Vice President
                                 Credit Department


                         BANKERS TRUST COMPANY,
                         as Facility Agent

                         By:  _______(sgd.) Mary Zadroga_________
                         Name:     Mary Zadroga
                         Title:    Vice President

                         BANKERS TRUST COMPANY,
                         as the Series A Bank
                         By:  _______(sgd.) Mary Zadroga_________
                         Name:     Mary Zadroga
                         Title:    Vice President


                         ABBEY NATIONAL TREASURY SERVICES plc,
                         as a Series B  Bank

                         By:  _______(sgd.) Paul Caldwell_______
                         Name:     Paul Caldwell
                         Title:  Head Op Asset Backed Securities


                         ABN AMRO BANK, as a Series B Bank

                         By:  ______(sgd.) Frederick P. Engler___
                         Name:  Frederick P. Engler
                         Title: Group Vice President

                         By:  _______(sgd.) David C. Shapiro_____
                         Name:  David C. Shapiro
                         Title: Vice President


                         BANK OF MONTREAL, as a Series B Bank

                         By:  _______(sgd.) Bill Grieve________
                         Name:     William R. Grieve
                         Title:    Director


                         THE BANK OF NEW YORK,
                         as a Series B Bank

                         By:  _______(sgd.) William O'Daly_______
                         Name:     William O'Daly
                         Title:    Assistant Vice President


                         THE BANK OF NOVA SCOTIA,
                         as a Series B Bank

                         By:  _______(sgd.) _D.C.B Ashby________
                         Name:   D.C.B Ashby
                         Title:  Senior Manager Loan Operations
                         CAISSE NATIONALE DE CREDIT AGRICOLE,
                         as a Series B Bank

                         By:  _______(sgd.)Katherine L. Abbott
                         Name:   Katherine L. Abbott
                         Title:  First Vice President


                         THE CHASE MANHATTAN BANK, N.A.,
                         as a Series B Bank

                         By:  _______(sgd.) Hans H. Heinson____
                         Name:   Hans H. Heinson
                         Title:  Managing Director


                         DRESDNER BANK AG CHICAGO AND GRAND
                         CAYMAN BRANCHES
                         as a Series B Bank

                         By:  _______(sgd.) Elizabeth B. Holden__
                         Name:   Elizabeth B. Holden
                         Title:  Vice president

                         By:  _______(sgd.) Paul Casey__________
                         Name:   Paul Casey
                         Title:  Assistant Vice President


                         THE FIRST NATIONAL BANK OF CHICAGO,
                         as a Series B Bank

                         By:  ______(sgd.) Mark R. Matthews______
                         Name:    Mark R. Matthews
                         Title:   Authorized Agent


                         THE INDUSTRIAL BANK OF JAPAN,
                         LIMITED, NEW YORK BRANCH,
                         as a Series B Bank

                         By:  ______(sgd.) Junri Oda_____________
                         Name:   Junri Oda
                         Title:  Senior Vice President &
                                 Senior Manager


                         ING BANK N.V., DUBLIN BRANCH, as a
                         Series B Bank

                         By:  ______(sgd.) E. Allen______________
                         Name:  E. Allen
                         Title: Senior Manager

                         By:  ______(sgd.) Richard O'Donoghue___
                         Name:  Richard O'Donoghue
                         Title: Account Manager


                         THE TORONTO DOMINION BANK,
                         as a Series B Bank

                         By:  _______(sgd.) Diane Bailey________
                         Name:  Diane Bailey
                         Title: Mgr. - Cr. Adm.


                         WESTDEUTSCHE LANDESBANK
                              GIROZENTRALE-NEW YORK AND CAYMAN
                                             ISLANDS BRANCHES,
                         as a Series B Bank

                         By:  _____(sgd.) Michael F. MacWalters_
                         Name:   Michael F. MacWalters
                         Title:  Managing Director

                         By:  _____(sgd.) Matthew F. Tallo_______
                         Name:   Matthew F. Tallo
                         Title:  Vice President


                         BANCO BILBAO VIZCAYA, S.A.,
                         as a Series B  Bank

                         By:  ____(sgd.) George Silva-Rozzi_
                         Name:  George Silva-Rozzi
                         Title: Corporate Relarionship Manager

                         By:  _____(sgd.) Paul Graham_________
                         Name:  Paul Graham
                         Title: Legal Advisor


                         THE GOVERNOR & COMPANY OF THE BANK
                         OF IRELAND, as a Series B Bank

                         By:  ________(sgd.) Niamm O'Flynn_______
                         Name:  Niamm O'Flynn
                         Title: Manager
                         KREDIETBANK N.V., as a Series B Bank


                         By:  ___________________________________
                         Name:
                         Title:


                         RAIFFEISEN ZENTRALBANK OESTERREICH
                         AG, as a Series B Bank

                         By:  _______(sgd.) K. Bruckner__________
                         Name:  K. Buckner
                         Title: A.V.P.

                         By:  ________(sgd.) H. Kulterer_________
                         Name:  H. Kulterer
                         Title: Manager